UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 12, 2010

CHINA AGRITECH, INC.

Exact name of registrant as specified in its charter)

Delaware	000-49608	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(86)10-59621278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 12, 2010 China Agritech, Inc. (the “Company”) a Delaware corporation, issued a press release which contained certain preliminary unaudited financial results for the second fiscal quarter of 2010 and subsequently included a copy of such release as Exhibit 99.1 of a Current Report on Form 8-K filed on that date.  The issued press release (the “First Release”) was not final and contained several disclosures that require correction .  One August 12, 2010, the Company issued a corrective press release (the “Corrected Release”).  This Current Report on Form 8-K/A includes the Final Release as Exhibit 99.1

The table below shows the differences between the Corrected Release and the First Release:

Location	First Release Disclosure	Corrected Release Disclosure
Paragraph 3
"After over 2 years' preparation of technology upgrades and production facility constructions, we now the largest commercial producer of granular organic fertilizer with a number of mature products and well established production capacity, and we are moving full speed on market share acquisition.”

"After over 2 years' preparation of technology upgrades and production facility constructions, we are one of the largest commercial producers of granular organic fertilizer with a number of mature products and well established production capacity, and we are moving full speed on market share acquisition."

Paragraph 4 under the heading "Second Quarter 2010 Results"	General and administrative expenses for the second quarter of 2010 was reported as $3.8 million.	General and administrative expenses for the second quarter of 2010 were $3.1 million
Paragraph 4 under the heading "Second Quarter 2010 Results"	Share-based compensation for the second quarter of 2010 was reported as $1.4 million.	Share-based compensation for the second quarter of 2010 was $1.3 million.
Paragraph 6 under the heading “Second Quarter 2010 Results”	The effective tax rate for the second quarter of 2010 was reported as 18.9%	The effective tax rate for the second quarter of 2010 was 19.2%.
In the last paragraph under the heading “Second Quarter 2010 Results”
Non-GAAP net income attributable to common stockholders for the second quarter of 2010, excluding the non-cash gain in the fair value of warrants, gain on extinguishment of warrants, and share-based compensation was reported as $7.3 million, up 30.4%.

Non-GAAP net income attributable to common stockholders for the second quarter of 2010, excluding the non-cash gain in the fair value of warrants, gain on extinguishment of warrants, and share-based compensation was $7.1 million, up 27.1%.

In the last paragraph under the heading “Second Quarter 2010 Results”	Non-GAAP diluted earnings per share for the second quarter of 2010 was reported as $0.37.	Non-GAAP diluted earnings per share for the second quarter of 2010 was $0.36.

Item 2.02. Results of Operations and Financial Condition.

On August 12, 2010 the Company issued a press release containing certain preliminary unaudited financial results for the second fiscal quarter of 2010.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	China Agritech, Inc. Press Release, dated August 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: August 12, 2010	/s/ Yu Chang
Yu Chang
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	China Agritech, Inc. Press Release, dated August 12, 2010.